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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      February 14, 2003
                                                 ------------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                            0-22387                31-1469837
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)

        110 Riverbend Avenue,    Lewis Center, Ohio           43035
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are included with this Report:

         Exhibit 99.1      Press Release, dated February 14, 2003,
                           announcing earnings of DCB Financial Corp. for the year ended December 31, 2002.

         Exhibit 99.2 Unaudited Consolidated Balance Sheets as of December 31, 2002 and December 31, 2001, and unaudited Consolidated Statements of Income for the 12 month periods ending December 31, 2002 and December 31, 2001.



ITEM 9.   REGULATION FD DISCLOSURE

         On February 14, 2003, DCB Financial Corp. issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing earnings for the year ended December 31, 2002 and discussing related matters. Also attached as Exhibit 99.2 to this Current Report on Form 8-K are unaudited, consolidated financial statements as of, and for the periods ended, December 31, 2002 and 2001, respectively.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 14, 2003     DCB Financial Corp.


                              By:   /s/ John A. Ustaszewski
                                    --------------------------------------------
                                    John A. Ustaszewski, Chief Financial Officer











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                                  EXHIBIT INDEX


Exhibit No.                Description

99.1 Press Release, dated February 14, 2003, announcing earnings of DCB Financial Corp. for the year ended December 31, 2002.
99.2     Consolidated Balance Sheets as of December 31, 2002 and
         December 31, 2001 and Consolidated Statements of Income for the 12 month periods ending December 31, 2002 and December 31, 2001.